SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  May 21, 2002
                Date of Report (Date of earliest event reported)



                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                        1-7275                    47-0248710
(State or other                  (Commission                (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                             68102-5001
(Address of principal executive offices)                       (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000

Item 5.  Other Events.

     ConAgra Foods, Inc. announced an agreement, signed on May 21, 2002, to transfer its fresh beef and pork processing businesses to a new venture, 54% owned by an investor group led by Hicks, Muse, Tate & Furst, Inc. and 46% owned by ConAgra Foods. The press release announcing the transaction, a related Question and Answer document posted on ConAgra Foods' website, and the Agreement by and among ConAgra Foods, S&C Holdco, Inc. and HMTF Rawhide, L.P., are attached as exhibits.

Item 7(c).  Exhibits.

2.1 Agreement dated as of May 20, 2002 by and among ConAgra Foods, S&C Holdco, Inc. and HMTF Rawhide, L.P.

99.1 Press release dated May 21, 2002.

99.2 Question and Answer

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONAGRA FOODS, INC.


Date:  May 21, 2002                      By:      /s/ James P. O'Donnell
                                            -------------------------------
                                            Name:    James P. O'Donnell
                                            Title:   Executive Vice President,
                                                     Chief Financial Officer and
                                                     Corporate Secretary

                                  EXHIBIT INDEX


Exhibit      Description                                             Page

2.1  Agreement dated as of May 20, 2002, by and among ConAgra
     Foods, S&C Holdco, Inc. and HMTF Rawhide, L.P....................

99.1 Press release dated May 21, 2002.................................

99.2 Question and Answer..............................................